                                                                  Exhibit 10.2.5

                  SECOND BRACKNELL AMENDING AGREEMENT (2001-2)
                  --------------------------------------------

         Second Amending Agreement (2001-2) dated as of September 19, 2001, among Bracknell Corporation, Bracknell Corporation (USA), Inc. (formerly Nationwide Electric, Inc.) and The State Group Limited, Royal Bank of Canada, as Administrative Agent and the financial institutions listed as Lenders in the Third Amended and Restated Credit Agreement (as defined below).

         WHEREAS pursuant to a Third Amended and Restated Credit Agreement as of December 22, 2000 among the parties hereto, as amended by an amending agreement dated as of July 30, 2001 (collectively the "Third Amended and Restated Credit Agreement"), the Lenders made certain credit facilities available to the Borrowers;

         AND WHEREAS the Borrowers have requested the Lenders to make certain amendments to the Third Amended and Restated Credit Agreement to: (i) provide for a deferral of certain scheduled principal payments from October 31, 2001 to December 21, 2001; (ii) provide an additional revolving credit facility in an aggregate principal amount of U.S.$20,000,000; (iii) change the levels of compliance for the financial covenants applicable for the Financial Quarters ending October 31, 2001 and January 31, 2002; and (iv) address various other matters;

         AND WHEREAS the parties hereto have agreed to amend the Third Amended and Restated Credit Agreement to reflect the foregoing;

         NOW THEREFORE this Agreement witnesseth that for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Third Amended and Restated Credit Agreement are used in this Second Bracknell Amending Agreement (2001-2) and the recitals hereto as therein defined.

2. Amendment to Schedules. Schedule 1.01 (Priority Accounts Payable) annexed hereto shall be inserted after Schedule 1 to the Third Amended and Restated Credit Agreement and before Schedule 2 thereof. Schedule 6 to the Third Amended and Restated Credit Agreement shall be deleted and the Schedule 6 annexed hereto substituted therefor.

3. Amendments to Article 1. Section 1.01 is amended as follows:

         (a) The following definition shall be added immediately following the definition of "Acquisition of Control" and before the definition of "Administrative Agent":
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                                      -2-

                           "`Adesta' means Adesta Communications, Inc. and its subsidiaries.

                           `Adesta Plan' has the meaning ascribed thereto in
                           Section 8.01(u)."

         (b) The following definition shall be added immediately following the definition of "Agreement" and before the definition of "Annual Business Plan":

                           "`Amending Date' means the date of the Second Amending Agreement (2001-2)."

         (c) The definition of "Applicable Margins" shall be amended by adding to the last sentence thereof the following phrase ", provided that as of December 21, 2001, the Applicable Margin in respect of Canadian Prime Rate Advances, U.S. Prime Rate Advances or U.S. Base Rate Advances under the Canadian Term Facility, the Canadian Acquisition Facility and the Bracknell Limited Partnership Credit Facility shall each be 500 basis points".

         (d) The following definition shall be added immediately following the definition of "Canadian Mandatory Borrowing" and before the definition of "Canadian Operating Commitment":

                           "`Canadian New Tranche Facility' means the revolving operating credit facility to be made available, as a sub-facility of the Canadian Operating Facility, to Bracknell and State by the New Tranche Lenders which are Domestic Lenders under this Agreement for the purposes set out in Section 2.03."

         (e) The definition of "Canadian Operating Facility" is amended by adding to the end thereof the phrase ", the Core Canadian Operating Facility to be made available by the Domestic Lenders and the Canadian New Tranche Facility to be made available by the New Tranche Lenders which are Domestic Lenders".

         (f) The definition of "Consolidated Net Worth" is amended by adding to the end thereof the following phrase "; provided that, when used in connection with the calculation of Capitalization, Consolidated Net Worth shall be calculated after adding back thereto any write-downs of goodwill during the applicable Financial Quarter".

         (g) The definition of "Commitment" shall be deleted and the following substituted therefor:
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                                      -3-

                           ""Commitment" means, at any time, in respect of (i) the Canadian Term Facility, U.S.$25,000,000 (as reduced pursuant to Article 2, the "Canadian Term Commitment"); (ii) the Canadian Acquisition Facility, U.S.$5,000,000 (as reduced pursuant to Article 2, the "Canadian Acquisition Commitment"); (iii) the
                           Canadian Operating Facility, U.S.$33,000,000 (which includes the Core Canadian Operating Commitment, the Canadian Swingline Commitment and the Canadian New Tranche Commitment) (as reduced or increased pursuant to Articles 2 and 3, the "Canadian Operating Commitment"), (iv) the Core Canadian Operating Facility, U.S.$25,000,000 (as reduced pursuant to
                           Article 2, the "Core Canadian Operating Commitment"),
                           (v) the Canadian Swingline Facility, U.S.$5,000,000 (as reduced pursuant to Article 2, the "Canadian Swingline Commitment"), (vi) the Canadian New Tranche Facility, U.S.$8,000,000 (as reduced pursuant to
                           Article 2, the "Canadian New Tranche Commitment"),
                           (vii) the U.S. Operating Facility, U.S.$107,000,000 (which includes the Core U.S. Operating Commitment, the U.S. Alternate Operating Commitment and the U.S. New Tranche Commitment) (as reduced pursuant to
                           Article 2, the "U.S. Operating Commitment"), (viii) the Core U.S. Operating Facility, U.S.$95,000,000 (as reduced pursuant to Article 2, the "Core U.S. Operating Commitment"), (ix) the U.S. Alternate Operating Facility, U.S.$9,750,000 (as reduced pursuant to Article 2, the "U.S. Alternate Operating Commitment") and (x) the U.S. New Tranche Facility, U.S.$12,000,000 (as reduced pursuant to Article 2, the "U.S. New Tranche Commitment") and a "Lender's Canadian Term Commitment", "Lender's Canadian Acquisition Commitment", "Lender's Canadian Operating Commitment", "Lender's Core Canadian Operating Commitment", "Lender's Canadian Swingline
                           Commitment", "Lender's Canadian New Tranche
                           Commitment", "Lender's U.S. Operating Commitment", "Lender's Core U.S. Operating Commitment", "Lender's U.S. Alternate Operating Commitment" and "Lender's U.S. New Tranche Commitment" means, at any time, the relevant amount designated as such and set forth opposite the Lender's name on the signature pages and a "Lender's Commitment" means, at any time, the total of the amounts set forth opposite a Lender's name on the signature pages (as increased pursuant to Section
                           2.10 or reduced pursuant to Articles 2 and 3)."
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         (h)      The following definitions shall be added immediately following the definition of "Consolidated Net Worth" and before the definition of "Credit Documents":

                           "`Core Canadian Operating Facility' means the revolving operating credit facility to be made available, as a sub-facility of the Canadian Operating Facility, to Bracknell and State by the Lenders which are Domestic Lenders under this Agreement for the purposes set out in Section 2.03."

                           "`Core U.S. Operating Facility' means the revolving operating credit facility to be made available, as a sub-facility of the U.S. Operating Facility, to Nationwide by the Lenders which are Foreign Lenders under this Agreement for the purposes set out in
                           Section 2.03."

         (i) The following definitions shall be added immediately following the definition of "Majority Lenders" and before the definition of "Material Adverse Effect":

                           "`Majority New Tranche Lenders' means (i) at all times after the occurrence of an Event of Default and during its continuance, New Tranche Lenders who, taken together, are beneficially entitled to at least 66-2/3% of the aggregate Accommodations Outstanding under the New Tranche Facilities, and (ii) at all other times, New Tranche Lenders whose Commitments under the New Tranche Facilities, taken together, are at least 66-2/3% of the aggregate amount of the Commitments under the New Tranche Facilities."

                           "`Master Services Agreement' means the amended and restated master services agreement, dated as of August 24, 2000, between MCI Worldcom Network Services, Inc. and Able Telcom Holding Corp. (now Bracknell Corporation (U.S.A.), Inc.)."

         (j) The definition of "Net Proceeds" is amended by adding to the end thereof the following phrase "; and (iv) with respect to receipt of any proceeds from Specified Litigation, an amount equal to the amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable or other non-cash consideration but only as and when such cash is received) in connection with any such Specified Litigation less all reasonable fees (including, without limitation, reasonable legal fees), other out-of-pocket expenses incurred or paid for by such Person in connection with the Specified Litigation and any amounts payable by the relevant Borrower or Restricted
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                                      -5-

                  Subsidiary pursuant to the terms of the damage award or settlement agreement made in connection with the Specified Litigation".

         (k) The following definitions shall be added immediately following the definition of "Network Development Business" and before the definition of "Non-Consenting Lender":

                           "`New Tranche Facilities' means collectively the Canadian New Tranche Facility and the U.S. New Tranche Facility, and, in the singular, either of them."

                           "`New Tranche Lenders' mean, collectively, the Lenders which have either a Canadian New Tranche Commitment or a U.S. New Tranche Commitment, and, in the singular, any of them."

         (l) The following definitions shall be added immediately following the definition of "Other Currency" and before the definition of "Owned Properties":

                           "`OTPP' means the Ontario Teachers' Pension Plan Board."

                           "`OTPP Investments' means collectively the common share and rights offerings of, in the aggregate, not less than U.S.$120 million, by Bracknell agreed with OTPP pursuant to a purchase agreement dated September 19, 2001, between OTPP and Bracknell."

         (m) The definition of "Priority Accounts Payable" is deleted in its entirety and the following substituted therefor:

                           "`Priority Accounts Payable' means those accounts payable of Borrowers and certain Restricted Subsidiaries identified by Bracknell as priority accounts payable, listed in Schedule 1.01 hereto."

         (n) The following definition shall be added immediately following the definition of "Senior Net Debt" and before the definition of "State":

                           "`Specified Litigation' means any litigation, claim or commercial dispute relating to work performed by a Borrower or any Restricted Subsidiary, other than Adesta, with respect to which the claim or disputed amount is, or which results in net proceeds to a Borrower or any Restricted Subsidiary, other than Adesta, in excess of U.S.$1 million."
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         (o)      The following definition shall be added immediately following the definition of "U.S. Mandatory Borrowing" and before the definition of "U.S. Operating Facility":

                           "`U.S. New Tranche Facility' means the revolving operating credit facility to be made available, as a sub-facility of the U.S. Operating Facility, to Nationwide by the New Tranche Lenders which are Foreign Lenders under this Agreement for the purposes set out in Section 2.03."

         (p) The definition of "U.S. Operating Facility" is amended by adding to the end thereof the phrase ", the Core U.S. Operating Facility to be made available by the Foreign Lenders and the U.S. New Tranche Facility to be made available by the New Tranche Lenders which are Foreign Lenders".

4. Amendments to Article 2. Article 2 is amended as follows:

         (a) Section 2.01(1) shall be amended by deleting the phrase "(ii) Bankers' Acceptances pursuant to Article 4 under the Canadian Operating Facility, the Canadian Acquisition Facility and the Canadian Term Facility, and (iii)" and substituting therefor the phrase " and, (ii)".

         (b) Section 2.01 shall be amended by adding to the end thereof the following as Section 2.01(8):

                           "(8) No Accommodations are available under the Canadian New Tranche Facility until the Core Canadian Operating Facility is fully drawn by Bracknell and State. No Accommodations are available under the U.S. New Tranche Facility until the Core U.S. Operating Facility is fully drawn by Nationwide."

         (c) Section 2.02(2) shall be amended by inserting at the end of the first sentence thereof the phrase "provided that any amount repaid under the New Tranche Facilities pursuant to
                  Section 2.04 cannot be reborrowed and reduces the relevant Commitments (and each Lender's relevant Commitments rateably) by the amount repaid".

         (d) Section 2.02(4) shall be deleted and the following substituted therefor:

                           "(4) At any time, and for such time as, the
                           Accommodations Outstanding under the U.S. Operating Facility (excluding any Accommodations Outstanding under the U.S. Alternate Operating Facility) exceed U.S.$97,250,000, the U.S. Alternate Operating Commitment shall be reduced, and each U.S. Alternate Operating Lender's U.S. Alternate Operating
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                                      -7-

                           Commitment shall be reduced rateably, by the amount by which the Accommodations Outstanding under the U.S. Operating Facility (excluding any Accommodations Outstanding under the U.S. Alternate Operating Facility) exceed U.S.$97,250,000. Each U.S. Alternate Operating Lender shall promptly advise Nationwide (i) of each such reduction; and (ii) the amount of such U.S. Alternate Lender's U.S. Alternate Operating Commitment."

         (e) Section 2.03(1) shall be amended by adding at the end thereof the following phrase ", provided that proceeds of Accommodations under the Canadian New Tranche Facility shall be used for the payment of Priority Accounts Payables first, and thereafter for general corporate purposes as provided in this sentence above".

         (f) Section 2.03(2) shall be amended by adding at the end thereof the following phrase ", provided that proceeds of Accommodations under the U.S. New Tranche Facility shall be used for the payment of Priority Accounts Payables first, and thereafter for general corporate purposes as provided in this sentence above".

         (g) Section 2.04(2) shall be deleted and the following substituted therefor:

                           "(2) Bracknell shall repay (subject to Section 9.01) and there shall become due and payable the Accommodations Outstanding under the Canadian Term Facility and the Canadian Acquisition Facility rateably in quarterly installments in the following amounts (expressed as a percentage of the Canadian Term Commitment and the Canadian Acquisition Commitment at the close of business on April 30,
                           2000) on the last day of each of the following Financial Quarters at the rate of (i) 5% commencing April 30, 2001 and (subject as provided in the last sentence of this Section 2.04(2)) ending with the Financial Quarter ending October 31, 2003; (ii) 10% commencing with the Financial Quarter ending January 31, 2004 and ending with the Financial Quarter ending July 31, 2004; and (iii) 15% for the Financial Quarter ending October 31, 2004 provided that all Accommodations Outstanding shall have been paid in full on October 31, 2004. The payments required to be made on July 31, 2001 and October 31, 2001 in accordance with immediately preceding (i) shall not be required to be made on July 31, 2001 and October 31, 2001, as the case may
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                                      -8-

                           be, and shall be deferred to and paid on December 21, 2001."

         (h) Section 2.04(4) shall be deleted and the following substituted therefor:

                           "(4) Subject to the last sentence of this Section 2.04(4), if a Borrower or a Restricted Subsidiary issues any shares, options, warrants or securities convertible into shares or other securities, receives a capital contribution from any Person, incurs any Subordinated Debt, or receives any proceeds from any Specified Litigation, whether by way of damages award, settlement, insurance recoveries or otherwise, an amount equal to 100% of the Net Proceeds shall be paid (i) firstly, to the Administrative Agent, for the account of the Lenders to be applied pro rata to the prepayment of Accommodations Outstanding under the New Tranche Facilities (and the relevant New Tranche Commitments shall be reduced by such amount);
                           (ii) secondly, to the Administrative Agent, for the account of the Lenders to be applied pro rata to the July 2001 Asset Sale Proceeds Payment; (iii) thirdly, to repay amounts outstanding under, and permanently cancel, the Bracknell Limited Partnership Facility;
                           (iv) fourthly, to the Administrative Agent, for the account of the Lenders to be applied pro rata to the prepayment of Accommodations Outstanding under the Canadian Term Facility and the Canadian Acquisition Facility (and the relevant Canadian Term Commitment and Canadian Acquisition Commitment shall be reduced by such amount); and (v) fifthly, to the Administrative Agent for the account of the Lenders to be applied to the prepayments of Accommodations Outstanding under the remaining Operating Facilities. Such payment shall be made within 5 Business Days of receipt of the Net Proceeds. At any time that a Borrower or a Restricted Subsidiary incurs any Subordinated Debt, a leverage ratio acceptable to the Lenders and the Borrowers shall be established and this Agreement shall be amended accordingly. No payment of Net Proceeds shall be required to be paid pursuant to this subsection if the Net Proceeds have been received by a Restricted Subsidiary or a Borrower (other than Bracknell) as a result of (x) the issuance of securities to another Restricted Subsidiary or to a Borrower, (y) a capital contribution by a Restricted Subsidiary or a Borrower, or (z) the incurrence of
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                                      -9-

                           Subordinated Debt owing to a Borrower or a Restricted Subsidiary by another Borrower or Restricted Subsidiary."

         (i) Section 2.04(5) shall be deleted and the following substituted therefor:

                           "(5) Subject as provided in the last sentence of this
                           Section 2.04(5), if a Borrower or a Restricted Subsidiary makes a disposition of assets as permitted in Section 8.02(d)(vi), 100% of the Net Proceeds thereof shall be paid to the Administrative Agent, for the account of the Lenders and shall be applied rateably to the prepayment of Accommodations Outstanding (i) firstly, under the New Tranche Facilities (and the relevant New Tranche Commitments shall be reduced by such amount); and (ii) secondly, under the Canadian Term Facility and the Canadian Acquisition Facility (and the relevant Canadian Term Commitment and Canadian Acquisition Commitment shall be reduced by such amount) to be applied in accordance with Section 2.09 hereof. Such payment of Net Proceeds shall be made within five Business Days of the receipt of such Net Proceeds."

         (j) Section 2.04(8) shall be deleted and the following substituted therefor:

                           "(8) The July 2001 Asset Sale Proceeds Payment scheduled to be made pursuant to Section 2.04(6) shall be applied rateably to Accommodations Outstanding under the Canadian Term Facility and the Canadian Acquisition Facility (and the relevant Canadian Term Commitment and Canadian Acquisition Commitment shall be reduced by such amount). All payments, repayments or prepayments required to be made under this Agreement other than the scheduled July 2001 Asset Sale Proceeds Payment, shall be applied to repayment of the New Tranche Facilities (and the relevant New Tranche Commitments shall be reduced by such amount) in priority to any other payment required to be made hereunder or the Bracknell Limited Partnership Facility from the proceeds of any disposition of assets (whether voluntary, pursuant to the Credit Documents or otherwise), any Debt, any issue of shares, options, warrants, securities or capital contribution, in priority to any other regularly scheduled payment of principal pursuant to this Section 2.04 or pursuant to Section 2.04 of the Bracknell Limited Partnership Facility. Until amounts sufficient to pay in full the Accommodations Outstanding under, and the fees relating to, the New Tranche Facilities have been applied to
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                                      -10-

                           such Accommodations Outstanding and fees by the Administrative Agent, all proceeds from any disposition of assets (whether voluntary, pursuant to the Credit Documents or otherwise), any Debt, any issue of shares, options, warrants, securities or capital contribution shall be applied to Accommodations Outstanding under, and the fees relating to, the New Tranche Facilities."

         (k) Section 2.06(3) shall be amended by adding at the end thereof the following phrase "or in the definition of `Applicable Margins'".

5. Amendment to Article 3. Article 3 is amended as follows:

         (a) Section 3.01(5) shall be amended by deleting the phrase "and Libor Rate Advances" in every instance.

         (b) Section 3.01(8) shall be deleted and the following substituted therefore:

                           "(8) Each Borrowing under the Canadian Term Facility, the Canadian Acquisition Facility and the Canadian Operating Facility shall be in minimum amounts of (i) the lesser of (a) Cdn. $2,000,000 and (b) the amount available under the Canadian Operating Facility, and Cdn. $1,000,000 multiples thereof in the case of Canadian Dollar Advances, and (ii) the lesser of (a) U.S. $2,000,000 and (b) the amount available under the Canadian Operating Facility, and U.S. $1,000,000 multiples thereof in the case of U.S. Dollar Advances. Each Borrowing under the U.S. Operating Facility shall be in minimum amounts of the lesser of
                           (a) U.S. $1,000,000 and (b) the amount available under the U.S. Operating Facility, and U.S.$1,000,000 multiples thereof in the case of Floating Rate Advances."

         (c)      Section 3.03 is amended as follows:

                  (i) Section 3.03(2) is deleted and the following substituted therefor:

                           "(2) A Borrower may elect to change any Advance to another Type of Advance, other than a Libor Rate Advance, in accordance with Section 3.03(3) upon the number of days notice specified in Schedule 5 in the case of a Floating Rate Advance, as of any Business Day."

                  (ii) Section 3.03(3) is deleted and the following substituted therefor:

                           "(3) Each election to change from one Type of Advance to another Type of Advance shall be made on the number of days
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                                      -11-

                           prior notice specified in Schedule 5 given, in each case, not later than 12:00 noon (Toronto time) in the case of the Term Facilities, the Acquisition Facilities and the Operating Facilities by the relevant Borrower to the Administrative Agent. Each such notice (an "Election Notice") shall be given substantially in the form of Schedule 2 and shall be irrevocable and binding upon the Borrower. All Libor Rate Advances outstanding as of September 19, 2001, shall be converted (as of the last day of the applicable Libor Interest Period) to and be outstanding as (i) a U.S. Base Rate Advance in the case of a Libor Rate Advance by a Domestic Lender, or
                           (ii) U.S. Prime Rate Advance in the case of a Libor Rate Advance by a Foreign Lender."

6. Amendment to Article 4. Article 4 is amended as follows:

         (a)      Section 4.01 is deleted in its entirety.

         (b) Section 4.05(1) is amended by deleting the phrase "elect to issue a replacement BA Instrument by giving a Drawing Notice in accordance with Section 4.03(1), (ii)", and the phrase "(iii)" shall be deleted and the phrase "(ii)" substituted therefor.

         (c) Section 4.05(2) is amended by deleting the phrase "or issue a replacement in the Face Amount of such BA Instrument pursuant to Section 4.05(1)".

7. Amendment to Article 6. Article 6 amended as follows:

         (a) Section 6.02 is amended by adding to the end thereof the following as 6.02(3):

                           "(3) The obligation of each New Tranche Lender to make Accommodations under the New Tranche Facilities or otherwise give effect to any Accommodation Notice concerning an Accommodation under the New Tranche Facilities is subject to fulfillment of the following conditions (any of which may be waived by the New Tranche Lenders) at the time of any such Accommodation or Accommodation Notice:

                  (i) With respect to any such Accommodation or Accommodation Notice:

                           1. Bracknell shall have delivered to the Administrative Agent evidence satisfactory to the Administrative Agent and the New Tranche Lenders that OTPP has entered into a
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                                      -12-

                                    purchase agreement with Bracknell, providing for the OTPP Investments;

                           2. Bracknell shall have delivered to the Administrative Agent evidence satisfactory to the Administrative Agent and the New Tranche Lenders that the Borrowers have arrangements with bonding companies satisfactory to Administrative Agent and the Majority New Tranche Lenders;

                           3. Bracknell shall have delivered to the Administrative Agent all documentation, fully executed, reasonably required in connection with the Second Bracknell Amending Agreement (2001-2) by the Administrative Agent and legal counsel to the Administrative Agent;

                           4. Bracknell shall have delivered to the Administrative Agent opinions of legal counsel to the Borrowers and Restricted Subsidiaries, prepared in connection with the Second Bracknell Amending Agreement (2001-2), in form and substance acceptable to legal counsel to the Administrative Agent; and

                           5. OTPP shall not have withdrawn its commitment to make the OTPP Investments;

                  (ii) With respect to an Accommodation or Accommodation Notice which, after giving effect thereto would result in Accommodations Outstanding under the New Tranche Facilities in the aggregate of U.S.$10 million or greater:

                           1. Bracknell shall have delivered to the Administrative Agent evidence that Bracknell has filed with the appropriate securities regulators a preliminary prospectus with respect to the rights offering which is part of the OTPP Investments;

                           2. Progress satisfactory to the New Tranche Lenders shall have been made on the negotiation of a term sheet for new senior secured credit facilities for Bracknell consisting of a revolving facility and term facilities, to be offered in connection with the completion of the OTPP Investments; and

                           3. No material adverse change shall have occurred in progress toward meeting conditions precedent to the OTPP Investments;
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                                      -13-

                  (iii) With respect to an Accommodation or Accommodation Notice which, after giving effect thereto would result in Accommodations Outstanding under the New Tranche Facilities in the aggregate of U.S.$15 million or greater:

                           1. Bracknell shall have delivered to the Administrative Agent evidence of OTPP having approved a term sheet for new senior secured credit facilities for Bracknell consisting of a revolving facility and term facilities, offered in connection with the completion of the OTPP Investments.

8. Amendment to Article 7. Article 7 is amended as follows:

         (a) Section 7.01 is amended by adding the following to the end thereof:

                           "(dd) Disclosure Concerning OTPP. As of the Amending Date, the information provided by Bracknell to the Administrative Agent and the Lenders concerning the OTPP Investments fairly, accurately and completely represents the OTPP Investments, the prospects for completion of such investments and the respective terms sheets, and no material fact has been omitted from this information.

                           (ee) Disclosure to OTPP. Bracknell has fairly, accurately and completely represented the substantive contents of the Third Amended and Restated Credit Agreement, as amended by the Second Bracknell Amending Agreement (2001-2), and no material fact relating to thereto has been omitted from such representations."

9. Amendment to Article 8. Article 8 is amended as follows:

         (a) Section 8.01 is amended by adding to the end thereof the following as Section 8.01 (u), (v), (w), (x) and (y):

                           "(u) Adesta Plan. Develop and diligently implement a plan for the restructuring of Adesta (the "Adesta Plan"), which plan shall include a prohibition of new intercompany loans or other advances to Adesta and the documentation of existing intercompany loans to Adesta by way of promissory notes, which at all times shall be satisfactory to the Administrative Agent and the Majority New Tranche Lenders, and a written copy of such plan shall be delivered to the Administrative Agent and the Lenders no later than November 15, 2001.

                           (v) Adesta Intercompany Loans. Deliver and cause its Restricted Subsidiaries to deliver, to the Administrative Agent, within ten days of the Amending Date, specific assignments, in form and substance satisfactory to the Administrative Agent, of all intercompany promissory notes and related security, if any, given by Adesta to any Borrower or any other Restricted Subsidiary.

                           (w) Negotiate Terms. Diligently pursue, and cause its Restricted Subsidiaries to diligently pursue, more favourable payment terms with its trade creditors.

                           (x) Amend Master Services Agreement. Diligently negotiate amendments to the Master Services Agreement confirming the ongoing relationship between Worldcom and Bracknell Corporation (U.S.A.), Inc., satisfactory to Administrative Agent and the Majority New Tranche Lenders.

                           (y) Subordinated Debt. Diligently pursue an agreement with Whitney & Co., or other potential subordinated debt investor, for a Subordinated Debt investment of at least U.S.$50 million on terms and conditions satisfactory to Administrative Agent and the Majority New Tranche Lenders."

         (b) Section 8.02(n) is amended by adding to the end thereof the following phrase "; provided that, not withstanding anything in this Section 8.02(n) or elsewhere in this Agreement, the Borrowers and their respective Restricted Subsidiaries shall be permitted to establish an escrow payment arrangement with MCI Worldcom Network Services, Inc. pursuant to which accounts receivable from MCI Worldcom Network Services, Inc. in respect of work performed under the Master Services Agreement are paid into escrow for further direct payment of accounts payable to trade creditors with respect to work performed under the Master Services Agreement, provided such escrow arrangement is acceptable to the Administrative Agent and the Majority New Tranche Lenders".

         (c) Section 8.02 is amended by adding to the end thereof the following as Section 8.02 (w) and (x):

                           "(w) Settlement of Specified Litigation. Make any settlement offer, or accept or refuse to accept, and Bracknell shall cause its Restricted Subsidiaries to not make any settlement offer, or accept or refuse to accept, any bona fide settlement offer, in respect of Specified Litigation without the consent of the Administrative Agent and New Tranche Majority Lenders.

                           (x) Adesta Intercompany Loans. Make any new intercompany loans or other advances to Adesta, and Bracknell shall cause its Restricted Subsidiaries to not make any new intercompany loans or other advances to Adesta, unless such intercompany loans or other advances are included in the Adesta Plan developed by Bracknell and satisfactory to the Administrative Agent and the Majority New Tranche Lenders."

         (d) Section 8.03(b) is deleted and the following substituted therefor:

                  "(b) Maintenance of Total Net Debt to Consolidated EBITDA Ratio. Maintain, at all times, a maximum ratio, calculated at the end of each Financial Quarter for the four consecutive Financial Quarters then ended, of Total Net Debt to Consolidated EBITDA of (i) 4.25:1 for the Financial Quarter ended April 30, 2000; (ii) 3.75:1 for the Financial Quarter ended July 31, 2000; (iii) 3.50:1 for the Financial Quarters ended October 31, 2000 and January 31, 2001;
                           (iv) 3.65:1 for the Financial Quarter ended July 31, 2001; (iv) 6.0:1 for the Financial Quarters ended October 31, 2001 and January 31, 2002; and (v) 3.0:1 thereafter."

         (e) Section 8.03(c) is deleted and the following substituted therefor:

                  "(c) Maintenance of Interest Coverage Ratio. Maintain, at all times, a minimum ratio, calculated as at the end of each Financial Quarter for the four consecutive Financial Quarters then ended, of Consolidated EBITDA to Consolidated Interest Expense of 3.0:1 for such Financial Quarter, except for the Financial Quarters ended October 31, 2001 and January 31, 2002, for which such ratio shall not be less than 2.0:1."

         (f) Section 8.03(e) is deleted and the following substituted therefor:

                  "(e) Senior Net Debt to Consolidated EBITDA Ratio. Maintain, at all times, a maximum ratio, calculated at the end of each Financial Quarter of Senior Net Debt to Consolidated EBITDA of (i) 3.5:1 for the Financial Quarters ended April 30, 2000 and July 31, 2000; (ii) 3.25:1 for the Financial Quarters ended October 31, 2000 and January 31, 2001; (iii) 3.0:1 for the Financial Quarters ended April 30, 2001; (iv) 3.65:1 for the Financial Quarter ended July 31, 2001;
                           (v) 6.0:1 for the Financial Quarters ended October 31, 2001 and January 31, 2002; and (vi) 2.5:1 for
                           each Financial Quarter thereafter. The
                           foregoing ratios shall be reduced by 0.25:1 for each U.S.$25,000,000 of Subordinated Debt incurred by Bracknell at any time following the date hereof, provided that (i) any such adjustment shall be made commencing and shall be effective in the Financial Quarter immediately following the receipt of the Net Proceeds of such Subordinated Debt by Bracknell; and
                           (ii) at no time shall the ratio of Senior Net Debt to Consolidated EBITDA be less than 2.5:1 as a result of such reduction."

         (g) Section 8.03 is amended by adding the following to the end thereof as Section 8.03(f):

                           "(f) Cashflow. Maintain, at all times, cumulative cashflow of at least 85% of Bracknell's projected consolidated net cumulative rolling cashflow, as set forth in the financial projections provided to the Administrative Agent and the Lenders as of the Amending Date."

         (h) Section 8.03 is amended by adding the following to the end thereof as Section 8.03(g):

                           "(g) Calculations. The financial covenants listed in this section 8.03 shall be calculated with respect to the Financial Quarters ending October 31, 2001 and January 31, 2002, on the assumption there shall be no scheduled principal repayments hereunder by the Borrowers until October 31, 2003 and excluding Adesta. In addition, the financial covenant listed in
                           Section 8.03(a) shall be calculated with respect to the Financial Quarters ending October 31, 2001 and January 31, 2002 on the assumption that an equity investment of $80,000,000 is made during the period of which $40,000,000 is used to repay Accommodations Outstanding. The assumptions described above shall be used for calculation purposes only, and do not, and are not intended to, reflect any agreement or intention of the Parties on any matters other than calculation methodology."

10. Amendment to Article 9. Article 9 is amended as follows:

         (a) Section 9.01 shall be amended by adding immediately after clause 9.01(r) the following as clause 9.01(s):

                           "(s) The OTPP Investments have not been completed on or before November 15, 2001, or such later date, no later than November 30, 2001, as may be required for necessary approvals of the appropriate stock exchange, securities commissions and competition law regulatory bodies,".

         (b) Section 9.01 shall be amended by deleting the text immediately following clause 9.01(s) and substituting therefor the following:

                           "then the obligation of the Lenders to make further Accommodations shall immediately terminate and the Administrative Agent may, and shall at the request of the Majority Lenders, or, if there are Accommodations Outstanding under the New Tranche Facilities, the Majority New Tranche Lenders, declare the Accommodations Outstanding, all accrued interest and Fees and all other amounts payable under this Agreement to be immediately due and payable, without presentment, demand, protest or further notice of any kind, except as may be required by law and which cannot be waived, all of which are expressly waived by the Borrowers."

         (c) Section 9.02 shall be amended by deleting the phrase "Majority Lenders" in each instance therein and substituting therefor the following:

                           "Majority Lenders, or, if there are Accommodations Outstanding under the New Tranche Facilities, the Majority New Tranche Lenders".

11. Amendment to Article 11. Article 11 is amended as follows:

         (a) Section 11.01 shall be amended by adding at the end thereof the following as Section 11.01(5):

                           "(5) Notwithstanding anything in this Section 11.01, written waivers or consents signed by the Majority New Tranche Lenders shall waive compliance with any representation and warranty or covenant established pursuant to the Second Bracknell Amending Agreement (2001-2)."

         (b) Section 11.08 shall be amended by adding at the end thereof the following as Section 11.08(7):

                           "(7) Notwithstanding any other provision of this
                           Section 11.08, no Canadian New Tranche Lender shall be entitled to assign or grant any participation in their Canadian New Tranche Commitment or Accommodations Outstanding under the Canadian New Tranche Facility, and no U.S. New Tranche Lender shall be entitled to assign or grant any participation in their U.S. New Tranche Commitment or Accommodations Outstanding under the U.S. New Tranche Facility, to any Person until after November 15, 2001, but thereafter may assign or grant any participations in such New Tranche Commitments or Accommodations outstanding under the New Tranche Facilities if and as otherwise provided herein."

         (c) Section 11.13 shall be amended by designating the text thereof as Section 11.13(1) and adding at the end thereof the following as Section 11.13(2):

                           "(2) No amount of "interest" (as defined in Section 347 of the Criminal Code (Canada)) which exceeds the maximum rate permissible under the Criminal Code (Canada) is payable by the Borrowers to the Administrative Agent or the Lenders. In the event a court of competent jurisdiction holds that any amounts payable by the Borrowers to the Administrative Agent or the Lenders hereunder is "interest" (as defined in Section 347 of the Criminal Code (Canada)) which exceeds the maximum rate permissible under the Criminal Code (Canada), the amounts of "interest" (as defined in Section 347 of the Criminal Code (Canada)) due and payable by the Borrowers to the Lenders shall be reduced to the maximum amount permissible under the Criminal Code (Canada). No amounts otherwise payable hereunder by Nationwide which exceed the maximum rate permissible by any usury law in a jurisdiction in the United States applicable to Nationwide is payable by Nationwide. If a court of competent jurisdiction in the United States holds that any amounts payable by Nationwide hereunder exceed the maximum rate permissible by any usury law in a jurisdiction in the United States applicable to Nationwide, the amount payable by Nationwide shall be reduced to the maximum amount permitted by applicable law."

12. Amendment to Signature Pages. The signature pages to the Third Amended and Restated Credit Agreement are amended by deleting the phrases and amounts opposite each Lender's name and substituting therefor the respective phrases and amounts appearing opposite each Lender's name on the signature pages hereof.

13. Adesta Waiver. Except as may otherwise be specifically provided in this Second Bracknell Amending Agreement (2001-2), neither:

         (a)      Adesta, its business, financial condition or prospects; or

         (b) any agreements or other business dealings between any Borrower or Restricted Subsidiary and MCI Worldcom Network Services, Inc.,

shall, of themselves, be relied upon or given effect in the interpretation or application of any covenant, representation and warranty, event of default or other term of the Credit Documents; provided, for greater certainty, there is and shall not be deemed to be any waiver by the Lenders of any default arising from the failure of Adesta to make any payment to the Administrative Agent or the Lenders required pursuant to any Credit Document.

14. Fees. Bracknell shall pay the following fees to the Administrative Agent, for the account of the New Tranche Lenders (to be shared rateably by them):

         (a) a one time New Tranche Facility Fee in an amount equal to 5.0% of the aggregate of the Canadian New Tranche Commitment and the U.S. New Tranche Commitment, which is acknowledged to have been earned on the date of this Second Bracknell Amending Agreement (2001-2), but is payable on the earlier of (i) December 21, 2001, and (ii) repayment in full of the New Tranche Facilities; and

         (b) an amending fee in the amount of U.S.$200,000, which is acknowledged to have been earned on the date of this Second Bracknell Amending Agreement (2001-2), but is payable on the earlier of (i) December 21, 2001, and (ii) repayment in full of the New Tranche Facilities.

15. Warrants. Bracknell shall issue to the New Tranche Lenders (to be shared rateably by them), on the date of the issuance of the receipt for the final prospectus to be filed with respect to the OTPP Investments, warrants to acquire 1,000,000 common shares of Bracknell (which underlying shares shall be conditionally listed on the Toronto Stock Exchange (the "TSE") and shall be freely tradable in Canada and the United States upon issuance), which warrants shall be exercisable, in whole or in part, for a period of five years from the date of issue, will contain typical anti-dilution provisions, will have an exercise price equal to the closing price of Bracknell common shares on the TSE on the trading day immediately prior to notice of the warrants being sent to the TSE, which date shall be September 25, 2001. Bracknell shall have the right at any time after issuance of the warrants, to repurchase or terminate the warrants at a release price equal to the exercise price plus Cdn$1.50. At the request of the Administrative Agent, Bracknell shall issue the warrants if the receipt for the final prospectus to be filed with respect to the OTPP Investments has not been issued by November 30, 2001, or at any other time, in which case the warrants and the underlying shares may be subject to applicable hold periods.

16. Reference to and Effect on the Third Amended and Restated Credit Agreement. On and after the date hereof, each reference in the Third Amended and Restated Credit Agreement to "this agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Third Amended and Restated Credit Agreement in the Credit Documents and any and all agreements, documents and instruments delivered by all or any one or more of the Borrowers or any Subsidiary or any other Person shall mean and be a reference to the Third Amended and Restated Credit Agreement as amended hereby. Except as specifically amended hereby, the Third Amended and Restated Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

17. No Waiver, etc. The execution, delivery and effectiveness of this Second Bracknell Amending Agreement (2001-2) shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Third Amended and Restated Credit Agreement or any of the Credit Documents nor constitute a waiver of any provision of any of the Third Amended and Restated Credit Agreement or any Credit Document.

18. Governing Law. This Second Bracknell Amending Agreement (2001-2) shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein.







[Remainder of this page is intentionally blank.]

         IN WITNESS WHEREOF the parties hereto have executed this Second Bracknell Amending Agreement (2001-2) as of the date first set forth above.



                                          BRACKNELL CORPORATION


                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          BRACKNELL CORPORATION (USA), INC.


                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          THE STATE GROUP LIMITED


                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          ROYAL BANK OF CANADA, as
                                          Administrative Agent


                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

Canadian Term
Commitment:       U.S.$5,215,518          ROYAL BANK OF CANADA

Canadian Acquisition                      Per:
Commitment:       U.S.$1,043,102              ----------------------------------
                                              Authorized Signing Officer
Canadian Core
Operating                                 Per:
Commitment:       U.S.$6,250,000              ----------------------------------
                                              Authorized Signing Officer

Canadian Swingline
Commitment:       U.S.$5,000,000

Canadian New Tranche
Commitment:       U.S.$1,300,571



Canadian Term
Commitment:       U.S.$4,353,448          CANADIAN IMPERIAL BANK OF COMMERCE

Canadian Acquisition
Commitment:       U.S.$870,690            Per:
                                              ----------------------------------
Canadian Core                                 Authorized Signing Officer
Operating
Commitment:       U.S.$6,250,000
                                          Per:
Canadian New Tranche                          ----------------------------------
Commitment:       U.S.$1,614,321              Authorized Signing Officer

Canadian Term
Commitment:       U.S.$4,353,448
                                          THE TORONTO-DOMINION BANK
Canadian Acquisition
Commitment:       U.S.$870,690
                                          Per:
Canadian Core                                 ----------------------------------
Operating                                     Authorized Signing Officer
Commitment:       U.S.$6,250,000

Canadian New Tranche                      Per:
Commitment:       U.S.$1,627,636              ----------------------------------
                                              Authorized Signing Officer



Canadian Term
Commitment:       U.S.$3,732,759          BANK OF AMERICA CANADA
Canadian Acquisition
Commitment:       U.S.$746,552
                                          Per:
Canadian Core                                 ----------------------------------
Operating                                     Authorized Signing Officer
Commitment:       U.S.$6,250,000

Canadian New Tranche
Commitment:       U.S.$1,078,685



Canadian Term
Commitment:       U.S.$2,698,276          BANK OF MONTREAL

Canadian Acquisition
Commitment:       U.S.$539,655            Per:
                                              ----------------------------------
Canadian New Tranche                          Authorized Signing Officer
Commitment:       U.S.$1,086,479

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

Canadian Term
Commitment:       U.S.$2,353,448          BANK ONE, N.A., CANADA BRANCH
Canadian Acquisition
Commitment:       U.S.$470,690
                                          Per:
Canadian New Tranche                          ----------------------------------
Commitment:       U.S.$423,985                Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer


Canadian Term
Commitment:       U.S.$2,293,103          COMERICA BANK - CANADA
Canadian Acquisition
Commitment:       U.S.$458,621
                                          Per:
Canadian New Tranche                          ----------------------------------
Commitment:       U.S.$313,548                Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer


Canadian New Tranche
Commitment:       U.S.$554,775            [MERRILL LYNCH CAPITAL CANADA CORP.]


                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

U.S. Core Operating                       ROYAL BANK OF CANADA
Commitment:       U.S.$9,700,000

U.S. New Tranche                          Per:
Commitment:       U.S.$1,617,991              ----------------------------------
                                              Authorized Signing Officer



U.S. Core Operating
Commitment:       U.S.$14,633,333         CIBC INC.

U.S. New Tranche
Commitment:       U.S.$2,088,617          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer


U.S. Core Operating
Commitment:       U.S.$14,833,333         TORONTO DOMINION (TEXAS) INC.

U.S. New Tranche
Commitment:       U.S.$2,108,589          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

U.S. Core Operating
Commitment:       U.S.$7,100,000          BANK OF AMERICA, N.A.

U.S. Alternate Operating
Commitment:       U.S.$3,000,000          Per:
                                              ----------------------------------
U.S. New Tranche                              Authorized Signing Officer
Commitment:       U.S.$1,285,163
                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer


U.S. Core Operating
Commitment:       U.S.$16,016,667         BANK OF MONTREAL

U.S. New Tranche
Commitment:       U.S.$1,629,718          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer


U.S. Core Operating
Commitment:       U.S.$6,350,000          BANK ONE, KENTUCKY, N.A.

U.S. Alternate Operating
Commitment:       U.S.$5,000,000          Per:
                                              ----------------------------------
U.S. New Tranche                              Authorized Signing Officer
Commitment:       U.S.$635,977
                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

U.S. Core Operating
Commitment:       U.S.$4,700,000          COMERICA BANK

U.S. New Tranche
Commitment:       U.S.$470,323            Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer


U.S. Core Operating
Commitment:       U.S.$8,333,333          MERRILL LYNCH CAPITAL CORP.

U.S. New Tranche
Commitment:       U.S.$832,162            Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer


U.S. Core Operating
Commitment:       U.S.$6,666,667          WELLS FARGO BANK, NA.

U.S. Alternate Operating
Commitment:       U.S.$1,750,000          Per:
                                              ----------------------------------
U.S. New Tranche                              Authorized Signing Officer
Commitment:       U.S.$665,729
                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

U.S. Core Operating
Commitment:       U.S.$ 6,666,667         FIRSTAR BANK, NA.

U.S. New Tranche
Commitment:       U.S.$665,729            Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                          Per:
                                              ----------------------------------
                                              Authorized Signing Officer

                                   SCHEDULE 6
                               Applicable Margins
                           (in basis points per annum)

A. Canadian Term Facility, Canadian Acquisition Facility and Bracknell Limited Partnership Credit Facility:

------------------------------------------ ------------- ----------------- -------------------- --------------
Ratio of Total Net Debt                                                    Libor Margin, B/A's,
 to Consolidated EBITDA                    Facility Fees  Prime Rate, USBR   L/C's, and L/G's    All-in Drawn
------------------------------------------ ------------- ----------------- -------------------- --------------
Less than or = to 1.5:1                         75.0            NIL               100.0           75.0/175.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>1.5:1 less than or = to 2.0:1                  75.0             25.0             125.0          100.0/200.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>2.0:1 less than or = to 2.5:1                  75.0             50.0             150.0          125.0/225.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>2.5:1 less than or = to 3.0:1                  75.0            100.0             200.0          175.0/275.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>3.0:1 less than or = to 3.5:1                  95.0            130.0             230.0          225.0/325.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>3.5:1 less than or = to 4.0:1                 110.0            165.0             265.0          275.0/375.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>4.0:1 less than or = to 4.25:1                137.5            187.5             287.5          325.0/425.0
------------------------------------------ ------------- ----------------- -------------------- --------------

B. Operating Facilities (Other than New Tranches):

------------------------------------------ ------------- ----------------- -------------------- --------------
Ratio of Total Net Debt                    Facility Fees  Prime Rate, USBR Libor Margin, B/A's,  All-in Drawn
 to Consolidated EBITDA                                                      L/C's, and L/G's
------------------------------------------ ------------- ----------------- -------------------- --------------
Less than or = to 1.5:1                         30.0             45.0             145.0           75.0/175.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>1.5:1 less than or = to 2.0:1                  37.5             62.5             162.5          100.0/200.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>2.0:1 less than or = to 2.5:1                  37.5             87.5             187.5          125.0/225.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>2.5:1 less than or = to 3.0:1                  50.0            125.0             225.0          175.0/275.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>3.0:1 less than or = to 3.5:1                  62.5            162.5             262.5          225.0/325.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>3.5:1 less than or = to 4.0:1                  75.0            200.0             300.0          275.0/375.0
------------------------------------------ ------------- ----------------- -------------------- --------------
>4.0:1 less than or = to 4.25:1                 87.5            237.5             337.5          325.0/425.0
------------------------------------------ ------------- ----------------- -------------------- --------------

C. New Tranche Facilities:

------------------------- ---------------------- ------------------- ------------------
Ratio of Total Net Debt   New Tranche Facility    Prime Rate, USBR    L/C's, and L/G's
 to Consolidated EBITDA            Fee
------------------------- ---------------------- ------------------- ------------------
          All                      500.0                 500.0              500.0
------------------------- ---------------------- ------------------- ------------------

                  Guarantors' Acknowledgement and Confirmation

         Acknowledgement and confirmation made as of September 19, 2001 by Bracknell Corporation, The State Group Limited, The State Services Group Limited, Bracknell Telecommunication Services Inc. (collectively referred to as the "Canadian Guarantors"), and 354709 Alberta Ltd. and 334108 Alberta Ltd. (collectively referred to as the "Non-U.S. Subsidiaries"), and Bracknell Corporation (USA) Inc., Highlight Wireless Solutions Inc. ("Highlight"), and Eagle Electric Holdings, Inc. (Minnesota), Eagle Electric Holdings, Inc. (Delaware), Eagle Electrical Systems, Inc., Southwest Systems Limited, Parsons Electric Holdings, Inc., Allison-Smith Company, Parsons Electric Co., Neal Electric, Inc., Neal Equipment Company, LLC, Henderson Electric Co., Inc., Sylvan Industrial Piping, Inc. (Michigan), Sunbelt Integrated Trade Services, Inc., Crouch Industries, LLC, Quality Mechanical Contractors, Inc., and Bracknell Facilities Services, Inc. (collectively, the "Nationwide Subsidiaries"), and The State Group International Limited, The State Group (USA) Limited, Preferred Electric, Inc., Preferred Electrical Construction Corp., Highlight Solutions, Inc. (collectively referred to as, the "State Subsidiaries") (the Nationwide Subsidiaries and the State Subsidiaries are collectively referred to herein as the "U.S. Subsidiaries"), and 1406883 Ontario Limited and 3041768 Nova Scotia Company (collectively referred to as, the "Canadian Finance Subsidiaries"), and Bracknell B (Wyoming) LLC, Bracknell A (Wyoming) LLC and Bracknell Limited Partnership (collectively referred to as, the "Finance Subsidiaries"), and Patton Management Corporation, Adesta Communications, Inc., Adesta Ventures, Inc., Adesta of Colorado, Inc. and Able Telcom Do Brasil (collectively referred to as, the "Able Restricted Subsidiaries"), and Able Telcom International, Inc., Able Wireless, Inc., Adesta Transportation, Inc., MFS TransTech, Inc. and Adesta of the District of Columbia, Inc. (collectively referred to as, the "Able Guarantors"), and Bracknell GP, L.L.C., Bracknell LP, L.L.C., Bracknell Investments, L.P., Bracknell Georgia GP, Inc., Inglett & Stubbs Operations, L.P. and Allison Smith Operations, L.P. (collectively referred to as, the "New Entities") to and in favour of Royal Bank of Canada, as Administrative Agent.

         Reference is made to: (i) the Third Amended and Restated Credit Agreement, as amended by the Bracknell Amending Agreement (2001-1) dated as of July 30, 2001, and as further amended by the Second Bracknell Amending Agreement (2001-2) dated as of September 19, 2001; (ii) the amended and restated guarantee dated as of July 21, 2000 provided by each of the Canadian Guarantors in favour of the Administrative Agent and such other parties as listed therein (each, a "Canadian Guarantee"); (iii) the guarantee dated as of December 22, 2000 provided by Highlight in favour of the Administrative Agent and such other parties as listed therein (the "Highlight Guarantee"); (iv) the amended and restated guarantee dated as of July 21, 2000 provided by each of the Non-U.S. Subsidiaries in favour of the

Administrative Agent and such other parties as listed therein (each, a "Non-U.S. Guarantee"); (v) the amended and restated guarantee and collateral agreement dated as of July 21, 2000 made by each of the U.S. Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Amended and Restated Guarantee and Collateral Agreement"); (vi) the guarantee dated as of July 21, 2000 made by each of the Canadian Finance Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Canadian Finance Subsidiary Guarantee"); (vii) the guarantee and collateral agreement dated as of July 21, 2000 made by each of the Finance Subsidiaries in favor of the Administrative Agent and such other parties as listed therein (the "Finance Subsidiary Guarantee and Collateral Agreement"); (viii) the assumption agreement dated as of December 22, 2000 made by each of the Able Restricted Subsidiaries and, as to the guarantee only, each of the Able Guarantors, in favor of the Administrative Agent, pursuant to which they become a party to the amended and restated guarantee and collateral agreement dated as of July 21, 2000 (the "Able Guarantee and Collateral Agreement"); and (ix) the assumption agreements dated as of May 30, 2001, and September 1, 2001 made by each of the New Entities in favor of the Administrative Agent, pursuant to which they become a party to the amended and restated guarantee and collateral agreement dated as of July 21, 2000 (the "New Entity Guarantee and Collateral Agreement") (the Canadian Guarantees, the Highlight Guarantee, the Non-US Guarantees, the Amended and Restated Guarantee and Collateral Agreement, the Canadian Finance Subsidiary Guarantee, the Finance Subsidiary Guarantee and Collateral Agreement, the Able Guarantee and Collateral Agreement and the New Entity Guarantee and Collateral Agreement are collectively referred to as the "Guarantees", and each a "Guarantee").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned hereby acknowledges the foregoing Second Bracknell Amending Agreement (2001-2) and confirms and agrees that (i) the Guarantee executed by it in connection with the Third Amended and Restated Credit Agreement continues to be valid and enforceable against it in accordance with its terms as of the date hereof; and (ii) the security granted by it to the Administrative Agent and the Lenders as security for the obligations under the Guarantee executed by it continues to secure its obligations to the Administrative Agent and the Lenders pursuant to the Guarantee.

         In witness whereof this acknowledgement and confirmation has been executed by the parties as of the date first above written in the Second Limited Partnership Amending Agreement (2001-2).


BRACKNELL CORPORATION                      EAGLE ELECTRIC HOLDINGS, INC.
                                           (MINNESOTA)

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


BRACKNELL CORPORATION (USA) INC.           EAGLE ELECTRIC HOLDINGS, INC.
                                           (DELAWARE)

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


THE STATE GROUP LIMITED                    EAGLE ELECTRICAL SYSTEMS, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


THE STATE SERVICES GROUP LIMITED           SOUTHWEST SYSTEMS LIMITED

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


BRACKNELL TELECOMMUNICATION SERVICES INC.  PARSONS ELECTRIC HOLDINGS, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer

354709 ALBERTA LTD.                        ALLISON-SMITH COMPANY

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


334108 ALBERTA LTD.                        PARSONS ELECTRIC CO.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


HIGHLIGHT WIRELESS SOLUTIONS INC.          CROUCH INDUSTRIES, LLC

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


NEAL ELECTRIC, INC.                        QUALITY MECHANICAL CONTRACOTRS, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


NEAL EQUIPMENT COMPANY, LLC.               BRACKNELL FACILITIES SERVICES, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


HENDERSON ELECTRIC CO., INC.

Per:
     ------------------------------
     Authorized Signing Officer

SYLVAN INDUSTRIAL PIPING, INC. (MICHIGAN)  THE STATE GROUP INTERNATIONAL LIMITED

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


SUNBELT INTEGRATED TRADE SERVICES, INC.    3041768 NOVA SCOTIA COMPANY

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


THE STATE GROUP (USA) LIMITED              BRACKNELL B (WYOMING) LLC

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


PREFERRED ELECTRIC, INC.                   BRACKNELL A (WYOMING) LLC

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


PREFERRED ELECTRIC CONSTRUCTION            BRACKNELL LIMITED PARTNERSHIP, by its
CORPORATION                                general partner 1406883 Ontario Ltd.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


HIGHLIGHT SOLUTIONS, INC.                  PATTON MANAGEMENT CORPORATION

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer

1406883 ONTARIO LIMITED                    ADESTA VENTURES, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ADESTA COMMUNICATIONS, INC.                BRACKNELL GP L.L.C.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ADESTA OF COLORADO, INC.                   BRACKNELL L.P., L.L.C.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ABLE TELCOM DO BRASIL                      BRACKNELL INVESTMENTS, L.P., by its
                                           general partner BRACKNELL GP L.L.C.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ABLE TELCOM INTERNATIONAL, INC.            BRACKNELL GEORGIA GP, INC.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


ABLE WIRELESS, INC.                        INGLETT & STUBBS OPERATIONS, L.P.

Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer

ADESTA TRANSPORTATION, INC.                ALLISON SMITH OPERATIONS, L.P.


Per:                                       Per:
     ------------------------------             ------------------------------
     Authorized Signing Officer                 Authorized Signing Officer


MFS TRANSTECH, INC.                        ADESTA OF THE DISTRICT OF COLUMBIA,
                                           INC.
Per:
     ------------------------------        Per:
       Authorized Signing Officer               ------------------------------
                                                  Authorized Signing Officer